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AVX Corporation
1 AVX Boulevard, Fountain Inn, SC 29644

Amended Director Biographies

Explanatory Note

These Definitive Additional Materials are being filed by AVX Corporation (“AVX” or the “Company”) solely to correct certain professional titles contained in the biographical information for two of our Directors, Mr. Goro Yamaguchi and Mr. Shoichi Aoki. These materials should be read in conjunction with the Company’s Definitive Proxy Statement as filed June 4, 2018.

The Annual Report on Form 10-K for the fiscal year ended March 31, 2018, and the Definitive Proxy Statement and additional materials for the 2018 annual meeting of shareholders are available to shareholders on the Company’s website at www.avx.com under “About – Investor Relations” and at www.proxyvote.com.

UPDATED DIRECTOR BIOGRAPHIES

Class II

To be elected for a term expiring at the annual meeting in 2021.

GORO YAMAGUCHI	Age 62

Member of the Board since July 2013. Chairman and Representative Director of Kyocera Corporation (“Kyocera”) since April 2017. President and Representative Director of Kyocera from 2013 to March 2017. Director of Kyocera from 2009 to 2013. Managing Executive Officer of Kyocera from 2009 to 2013. General Manager of Corporate Semiconductor Components Group of Kyocera from 2009 to 2013. Mr. Yamaguchi’s experience in the operations of Kyocera makes him well qualified to serve on the Board of the Company.

Class III

Term expiring at the annual meeting in 2020.

SHOICHI AOKI	Age 58

Member of the Board since July 2012. Director of Kyocera since June 2009. Managing Executive Officer of Kyocera since April 2009. General Manager of Corporate Management Control Group of Kyocera since April 2018. General Manager of Corporate Financial and Accounting Group of Kyocera from 2013 to March 2018. General Manager of Corporate Financial and Business System Administration Group of Kyocera from 2010 to 2013. General Manager of Corporate Financial and Accounting Group of Kyocera from 2008 to 2010. Mr. Aoki’s experience in Kyocera’s financial function makes him a valuable resource on the Board.